                                                                    EXHIBIT 10.3

                             DATED FEBRUARY 25, 2005

                                  LOUDEYE CORP.
                                  (as Loudeye)

                                     - and -

                    THE SEVERAL PERSONS LISTED IN SCHEDULE 1
                        (as the Former OD2 Shareholders)

               ---------------------------------------------------

               AGREEMENT TO AMEND CERTAIN TERMS OF THE ACQUISITION
                       OF ON DEMAND DISTRIBUTION LIMITED
               ---------------------------------------------------

                            [LATHAM & WATKINS LOGO]

                                     London

                                 99 Bishopsgate
                                 London EC2M 3XF
                            +44 (0)20 7710 1000 (Tel)
                            +44 (0)20 7374 4460 (Fax)
                                   www.lw.com

                                    CONTENTS

Clause                                                                                                           Page
------                                                                                                           ----
1.       Interpretation............................................................................................1
         1.1.     Definitions......................................................................................1
         1.2.     Construction of certain references...............................................................2

2.       Effectiveness of Agreement................................................................................3

3.       Contingent Consideration..................................................................................3
         3.1.     Waiver of Right to Contingent Consideration......................................................3
         3.2.     Cancellation.....................................................................................4
         3.3.     Settlement of First Cash Payment and Second Cash Payment.........................................4

4.       Acceleration of Deferred Consideration....................................................................4

5.       Registration Rights.......................................................................................5

6.       Lockup....................................................................................................6

7.       Release...................................................................................................6

8.       Announcements.............................................................................................6

9.       Costs.....................................................................................................6

10.      Law and jurisdiction and third party rights...............................................................7
         10.1.    English law......................................................................................7
         10.2.    Jurisdiction.....................................................................................7
         10.3.    Contracts (Rights of Third Parties) Act 1999.....................................................7

11.      Representations and Warranties of Former OD2 Shareholders.................................................7

12.      Notices...................................................................................................7

SCHEDULE 1:  Former OD2 Shareholders....................................................................Schedule 1-1

SCHEDULE 2:  Warranties of the Former OD2 Shareholders..................................................Schedule 2-1

THIS AGREEMENT TO AMEND CERTAIN TERMS OF THE ACQUISITION OF ON DEMAND DISTRIBUTION LIMITED is made on February 25, 2005

BETWEEN

(1) LOUDEYE CORP. ("LOUDEYE") a Delaware corporation with its principal place of business at 1130 Rainier Avenue South, Seattle, Washington 98144 USA; and

(2) THE SEVERAL PERSONS LISTED IN SCHEDULE 1 that have either executed this Agreement on the date hereof or that execute this Agreement after the date hereof pursuant to Clause 2 of this Agreement (collectively, the "FORMER OD2 SHAREHOLDERS").

BACKGROUND

(A) Pursuant to an offer document dated 22 June, 2004, Loudeye acquired 100% of the issued share capital of On Demand Distribution Limited ("OD2") from the Former OD2 Shareholders in June 2004 and August 2004 (the "ACQUISITION").

 (B) Under the terms of the Acquisition, the Former OD2 Shareholders agreed to sell their entire interest in the issued share capital of OD2 to Loudeye in exchange for (i) Loudeye Shares, (ii) the right to receive four instalments of deferred consideration payable in cash (or in Loudeye Shares at the election of Loudeye) at specific dates following completion of the Acquisition ("DEFERRED CONSIDERATION"), and (iii) contingent upon OD2 achieving certain financial performance targets, additional instalments of cash (or Loudeye Shares at the election of Loudeye) in respect of four earn-out periods commencing June 2004 and ending November 2006 ("CONTINGENT CONSIDERATION").

(C) Loudeye and the Former OD2 Shareholders have agreed to amend the terms of the Acquisition such that Loudeye shall (i) satisfy its obligation to make the final two instalment payments of Deferred Consideration (currently scheduled for May 2005 and November 2005) by issuing Loudeye Shares to the Former OD2 Shareholders pursuant to this Agreement and
         (ii) make two cash payments to the Former OD2 Shareholders in exchange for the Former OD2 Shareholders' release and waiver of any rights they may have to receive any Contingent Consideration in the future, in each case subject to the terms and conditions of this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.       INTERPRETATION

1.1.     DEFINITIONS

         In this Agreement, including the Background and Schedules (which shall be deemed to be part of and construed as one with this Agreement) the following terms shall, where the context admits, have the meanings hereby assigned to them:

         "AGREEMENT" means this Agreement to Amend Certain Terms of the Acquisition of On Demand Distribution Limited;

         "AGREEMENT TO AMEND DEED POLL" means the Agreement to Amend Certain Terms of the Deed Poll of Warranty and Indemnity dated as of the date hereof between the Company and the Obligors;

         "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are open for ordinary banking business in London and Seattle, Washington USA;

         "CUT-OFF TIME" means 5:00 p.m., Seattle, Washington time on March 7, 2005 or such later time and date as Loudeye may determine in its sole discretion by providing notice to the Former OD2 Shareholder Representatives prior to 5:00 p.m., Seattle, Washington time on March 7, 2005, provided that this later time and date shall be no later than April 6, 2005;

         "DEED POLL" means the deed poll of warranty and indemnity made by certain Former OD2 Shareholders dated 22 June 2004;

         "LAW" or "LAWS" means all applicable legislation, statutes, directives, regulations, judgments, decisions, decrees, orders, instruments, by-laws, and other legislative measures or decisions having the force of law, treaties, conventions and other agreements between states, or between states and the European Union or other supranational bodies, rules of common law, customary law and equity, all civil and other codes and all other laws of, or having effect in, any jurisdiction from time to time and whether before or after the date of this Agreement;

         "OBLIGORS" has the meaning given to that term in the Deed Poll;

         "OFFER DOCUMENT" means the document dated 22 June, 2004 setting out the terms of the offer from Loudeye to acquire the entire issued share capital of OD2; and

         "TRANSFER" means, with respect to any Loudeye Shares, any direct or indirect sale, any offer to sell, any contract to sell (including, without limitation, any short sale), the grant of any option to purchase, or any other transfer or disposition of Loudeye Shares, or the entry into a hedging or other transaction that transfers the economic consequences of holding the Loudeye Shares.

1.2.     CONSTRUCTION OF CERTAIN REFERENCES

         In this Agreement, where the context admits:

         (A) unless otherwise defined herein, words and phrases the definitions of which are contained or referred to in the Offer Document shall have the same meaning in this Agreement;

         (B) words and phrases the definitions of which are contained or referred to in Part XXVI Companies Act 1985 shall be construed as having the meanings thereby attributed to them;

         (C) every reference to a particular statutory provision or other Law shall be construed also as a reference to all other Laws made under the Law referred to, and to all such Laws as amended, re-enacted, consolidated or replaced or as their application or interpretation is affected by other Laws from time to time, and whether before or after the date of this Agreement;

         (D) references to Clauses and Schedules are references to clauses of and schedules to this Agreement and references to this Agreement include the schedules to this Agreement;

         (E) references to the singular shall include the plural and vice versa and references to the masculine, the feminine and the neuter shall include each other such gender;

         (F) "person" includes any individual, partnership, company, body corporate, corporation sole or aggregate, state or agency of a state, and any unincorporated association or organisation, in each case whether or not having separate legal personality, and shall include any trade union;

         (G)      "company" includes any body corporate; and

         (H) references to the "parties" or to a "party" to this Agreement shall mean the parties to this Agreement (or any one of them) including their permitted successors and assigns.

2.       EFFECTIVENESS OF AGREEMENT

2.1. Notwithstanding anything in this Agreement to the contrary, no provision of this Agreement (other than this Clause 2 and Clauses 8, 9, 10, 11, and 12) shall be effective or binding on the parties hereto unless each Former OD2 Shareholder listed on Schedule 1 hereto either executes and delivers this Agreement on the date hereof or delivers to Loudeye (in accordance with the notice provisions of Clause 12) a validly and fully executed counterpart signature page to this Agreement on or prior to the Cut-off Time (the "EFFECTIVENESS CONDITION"); provided that Loudeye may waive the Effectiveness Condition with respect to one or more Former OD2 Shareholders that are not or do not become parties to this Agreement in its sole discretion by notifying the Former OD2 Shareholders that are parties to this Agreement (in accordance with the notice provisions of Clause 12) of its election to waive the Effectiveness Condition with respect to such Former OD2 Shareholder(s) that are not parties to this Agreement on or prior to the Cut-off Time. Any Former OD2 Shareholder that delivers a validly and fully executed counterpart signature page to this Agreement to Loudeye (which delivery may be made by facsimile transmission in accordance with Clause 12) on or prior to the Cut-off Time shall become a party to this Agreement. Prior to the Effective Time, the original terms of the Offer Document shall continue to apply.

2.2. If the Effectiveness Condition is satisfied or if the Effectiveness Condition is waived by Loudeye prior to the Cut-off Time, then all provisions of this Agreement shall automatically become effective and binding upon Loudeye and each Former OD2 Shareholder that is or becomes a party to this Agreement (the time at which the Effectiveness Condition is satisfied or is waived by Loudeye is referred to as the "EFFECTIVE TIME" and the date on which the Effective Time occurs is referred to as the "EFFECTIVE DATE"). For the avoidance of doubt, only Former OD2 Shareholders that have executed and delivered this Agreement in accordance with the provisions hereof prior to the Cut-Off Time shall have rights and obligations under this Agreement, and no other person or entity (including any Former OD2 Shareholders that do not become parties to this Agreement) shall be a third party beneficiary hereof.

2.3. In the event the Effectiveness Condition has not been satisfied or waived by Loudeye on or prior to the Cut-off Time, then this Agreement shall automatically terminate and become null and void without any further action required on the part of any of the parties hereto (in which case the original terms of the Offer Document shall continue to apply).

3.       CONTINGENT CONSIDERATION

3.1.     WAIVER OF RIGHT TO CONTINGENT CONSIDERATION

         At the Effective Time, each Former OD2 Shareholder hereby surrenders to Loudeye and agrees to the cancellation of its entire holding of Contingent Value Rights (as specified opposite such Former OD2 Shareholder's name in column 3 of Schedule 1) and irrevocably waives its right to any future payments in respect of such Contingent Value Rights other than the consideration set forth in this Clause 3.1.

         In consideration for and conditional upon such surrender and cancellation, Loudeye undertakes to pay to the applicable Former OD2 Shareholder (i) the amount set forth opposite such Former OD2 Shareholder's name in column 4 of Schedule 1 hereto on or prior to the date that is two Business Days following the Effective Date ("FIRST CASH PAYMENT") and (ii) the amount set forth opposite such Former OD2 Shareholder's name in column 5 of Schedule 1 hereto on or prior to 15 July, 2005 (the "SECOND CASH Payment" and, together with the First Cash Payment, the "CASH

         PAYMENTS"). In the event that Loudeye fails to pay the First Cash Payment and/or the Second Cash Payment to any Former OD2 Shareholder when the same is due, then Loudeye agrees to pay to that Former OD2 Shareholder an amount per month equal to 1% of the amount of the unpaid portion of the relevant Cash Payment until such time as that Cash Payment is actually paid, which amount shall be pro-rated for partial months. The payment of the First Cash Payment and the Second Cash Payment to the Obligors shall be subject to the terms of the Deed Poll as amended by the Agreement to Amend Deed Poll.

3.2.     CANCELLATION

         The surrender of Contingent Value Rights by Former OD2 Shareholders pursuant to Clause 3.1 and cancellation of all such Contingent Value Rights will automatically take effect at the Effective Time, will be irrevocable and unconditional and will not require any further action on the part of the parties hereto. At the Effective Time, the terms of Offer Document (including, without limitation, Appendix II thereof) relating to the Contingent Value Rights, the payment of Additional Consideration and the issue of Series B Notes and/or Series C Notes shall terminate and cease to have effect, and each Former OD2 Shareholder agrees that it shall not be entitled to any further consideration in respect of such Contingent Value Rights other than as specifically set out in Clause 3.1.

3.3.     SETTLEMENT OF FIRST CASH PAYMENT AND SECOND CASH PAYMENT

         The First Cash Payment and the Second Cash Payment will each be settled by check sent to each Former OD2 Shareholder's address specified in column 2 of Schedule 1 hereto or wire transfer of funds to each Former OD2 Shareholder's bank account, details of which were provided to Loudeye on the relevant Former OD2 Shareholder's Form of Acceptance and Election (or such other account, details of which the relevant Former OD2 Shareholder shall have notified Loudeye in writing, in relation to the First Cash Payment, prior to the date of this Agreement and, in relation to the Second Cash Payment, on or prior to 11 July, 2005).

4.       ACCELERATION OF DEFERRED CONSIDERATION

         Loudeye and the Former OD2 Shareholders hereby agree and undertake that if the Effective Time occurs, the final two instalments of Deferred Consideration referred to at each of paragraphs 2(ii)(b) and 2(ii)(c) of the Loudeye Letter shall be replaced and extinguished in full by the issue to each Former OD2 Shareholder of the number of Loudeye Shares set forth opposite such Former OD2 Shareholder's name in column 6 of
         Schedule 1 hereto (the "ACCELERATED CONSIDERATION SHARES"). To the extent a Former OD2 Shareholder was issued a Series A Note, such Former OD2 Shareholder agrees that the issue of the Accelerated Consideration Shares to such Former OD2 Shareholder shall be in full satisfaction of all remaining obligations of Loudeye under such Former OD2 Shareholder's Series A Note, and each such Former OD2 Shareholder shall surrender its Series A Note Certificate to Loudeye for cancellation. The Accelerated Consideration Shares shall be issued within five Business Days of the Effective Date. For the avoidance of doubt, Accelerated Consideration Shares shall be considered Loudeye Shares for purposes of this Agreement and the Offer Document. The issue of the Accelerated Consideration Shares pursuant to this Clause 4 to the Obligors shall be subject to the terms of the Deed Poll as amended by the Agreement to Amend Deed Poll.

         Unless Loudeye is notified in writing on or prior to the Effective Date of a Former OD2 Shareholder's desire to receive a physical share certificate, all share certificates evidencing Accelerated Consideration Shares will be issued in electronic book-entry form and will contain (in electronic format) the legends contemplated by this Agreement and, if applicable, by the Deed Poll; provided that all Accelerated Consideration Shares to be held in escrow by Loudeye pursuant to the terms of the Agreement to Amend Deed Poll and the Deed Poll shall be issued in physical certificated form and will contain the legends contemplated by this Agreement and the Deed Poll. Following the date that a Registration Statement is declared effective by the Commission with respect to the Accelerated Consideration Shares, if a Former OD2 Shareholder notifies Loudeye in writing that it has sold Accelerated Consideration Shares in compliance with the Securities Act (and the prospectus delivery requirements thereof), then Loudeye shall instruct its transfer agent to remove the restrictive legends from such Accelerated Consideration Shares (subject, in each case, to such Former OD2 Shareholder's compliance with Clause 6 hereof and, if applicable,
         Schedule 13 of the Deed Poll and Clause 4 of the Agreement to Amend Deed Poll).

5.       REGISTRATION RIGHTS

5.1. Unless otherwise defined herein, terms used in this Clause 5 have the meaning set forth in Appendix III of the Offer Document.

5.2. Notwithstanding the provisions of Appendix III of the Offer Document, Loudeye agrees (i) to use commercially reasonable best efforts to prepare and file with the Commission a Registration Statement on Form S-1 covering the resale of the Accelerated Consideration Shares on or before the date that is 45 days after the Effective Date and (ii) to cause such Registration Statement to become effective on or prior to the date that is 90 days following the Effective Date if such Registration Statement is not reviewed by the Commission or the date that is 120 days following the Effective Date if such Registration Statement is reviewed by the Commission (the applicable date set forth in this clause (ii), the "TARGET EFFECTIVENESS DATE"). If such Registration Statement has not been declared effective on or prior to the Target Effectiveness Date, then Loudeye agrees to pay to each Former OD2 Shareholder an amount equal to $0.02 per month per Accelerated Consideration Share issued to such Former OD2 Shareholder hereunder and then held by such Former OD2 Shareholder until such Registration Statement is declared effective, which amount shall be pro rated for partial months and paid at the end of each month in accordance with Clause 3.3.

5.3. The parties agree that the definition of "REGISTRABLE SECURITIES" for the purposes of Appendix III of the Offer Document shall be replaced with the following definition:

         "REGISTRABLE SECURITIES" means the Shares; provided, however, that any Shares shall cease to be Registrable Securities upon the earliest of when (i) they have been disposed of pursuant to an effective Registration Statement, (ii) they have been transferred to any other Person pursuant to Rule 144, (iii) such Shares shall have ceased to be outstanding or (iv) March 7, 2006.

5.4. Except as provided in this Clause 5, the terms and conditions of Appendix III of the Offer Document shall apply to the registration of the Accelerated Consideration Shares.

6.       LOCKUP

         In addition to the transfer restrictions applicable to the Accelerated Loudeye Shares set forth in Schedule 2 hereto and that arise under applicable securities laws, each Former OD2 Shareholder agrees not to Transfer fifty percent (50%) of the Accelerated Loudeye Shares issued to it pursuant to this Agreement (the "LOCKUP SHARES") during the period commencing on the date hereof and ending on the date that is 180 days following the date of this Agreement (the "LOCKUP EXPIRATION DATE"). The Lockup Shares will bear appropriate restrictive legends indicating that they are subject to the provisions of this Clause 6.

7.       RELEASE

         In consideration of the payments being made, Accelerated Loudeye Shares issued and other rights granted to the Former OD2 Shareholders under this Agreement, subject to the occurrence of the Effective Time, each Former OD2 Shareholder hereby irrevocably releases and forever discharges Loudeye, its officers, directors and employees and each of its and their affiliates, successors and assigns (collectively, "RELEASEES"), from any and all claims, demands, proceedings, causes of action and liabilities whatsoever which any such Former OD2 Shareholder now has, has ever had or may hereafter have against the respective Releasees arising out of the timing of the filing and effectiveness of Registration Statements (and amendments thereto) filed prior to the date hereof pursuant to Appendix III of the Offer Document.

8.       ANNOUNCEMENTS

         Loudeye and the Former OD2 Shareholders agree that Loudeye will file this Agreement (together with a summary thereof) on Form 8-K with the Securities and Exchange Commission within one Business Day after this Agreement has been executed and delivered by Loudeye. The Former OD2 Shareholders agree to treat as strictly confidential the provisions of this Agreement until such time as the Form 8-K referenced in the preceding sentence has been filed with the Commission.

9.       COSTS

9.1. Save as provided in Clause 9.2, each party shall bear its own costs and expenses arising out of or in connection with the preparation, negotiation and implementation of this Agreement and the arrangements contemplated herein.

9.2. If the Effective Time occurs, Loudeye agrees to pay the reasonable legal costs of legal counsel to Former OD2 Shareholders directly arising from the negotiation and completion of this Agreement and the Agreement to Amend Deed Poll up to a maximum amount of Pound Sterling41,125 (inclusive of VAT, if applicable), conditional upon the Former OD2 Shareholders consulting with Loudeye regarding the appointment of legal counsel and providing, in a form reasonably acceptable to Loudeye, the following information in relation to such professional costs: (i) a certification from the relevant professional advisor that the rates charged are their standard rates or better and that all time incurred in relation to the said costs have been incurred solely in relation to this Agreement or the Agreement to Amend Deed Poll; and (ii) where applicable a copy of an invoice which sets out the fee earners, number of hours worked, narrative of work done and the hourly rates applicable to the fee earners, and details the total amount payable by the Former OD2 Shareholders to the relevant professional advisor.

10.      LAW AND JURISDICTION AND THIRD PARTY RIGHTS

10.1.    ENGLISH LAW

         This Agreement shall be governed by, and construed in accordance with, English law, except that the provisions of Clause 5 of this Agreement shall be governed by the laws of the State of Delaware, in each case without regard to the principles of conflicts of law thereof.

10.2.    JURISDICTION

         In relation to any legal action or proceedings to enforce the provisions of this Agreement or arising out of or in connection with this Agreement ("PROCEEDINGS") each of the parties irrevocably submits to the non-exclusive jurisdiction of the English courts and waives any objection to

         Proceedings in such courts on the grounds of venue or on the grounds that the Proceedings have been brought in an inappropriate forum.

10.3.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

         A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

11.      REPRESENTATIONS AND WARRANTIES OF FORMER OD2 SHAREHOLDERS

         Each Former OD2 Shareholder makes the representations, warranties and undertakings to Loudeye set forth in Schedule 2 hereto.

12.      NOTICES

         All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail, or facsimile (subject, in the case of a facsimile, to confirmation of uninterrupted transmission by a transmission report) if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the next Business Day, or (c) two (2) days after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent (i) if to Loudeye, to the address (or electronic mail address or facsimile number) as set forth on Loudeye's signature page hereto or to such other address or electronic mail address or facsimile number as Loudeye may designate by ten (10) days advance written notice to the other parties hereto and
         (ii) if to a Former OD2 Shareholder (including a Former OD2 Shareholder that becomes a party to this Agreement after the date hereof), to the address (or electronic mail address or facsimile number) set forth on
         Schedule 1 hereto opposite such Former OD2 Shareholder's name or to such other address or electronic mail address or facsimile number as any Former OD2 Shareholder may designate by ten (10) days advance written notice to Loudeye. In addition, the parties agree that any notice that constitutes a valid notice under this Agreement shall also constitute a valid notice for all purposes under the Offer Document (including Appendix 3 thereof).

AS WITNESS the hands of the parties or their duly authorised representatives on the date first before written have executed this Agreement as a Deed.

                                                   SCHEDULE 1-11

                      SCHEDULE 1: FORMER OD2 SHAREHOLDERS


(1) NAME                  (2) ADDRESS, FAX AND EMAIL (3)  NUMBER OF     (4) ENTITLEMENT TO   (5) ENTITLEMENT TO    (6) ACCELERATED
                          DETAILS                    CONTINGENT VALUE   FIRST CASH PAYMENT   SECOND CASH PAYMENT   CONSIDERATION
                                                     RIGHTS HELD                                                   SHARES
------------------------- -------------------------- ------------------ -------------------- --------------------- ---------------
Peter Gabriel             Box Mill
                          Mill Lane
                          Box                        4,686,909          Pound                Pound                 634,292
                          Wiltshire                                     Sterling276,598.98   Sterling276,598.98
                          SN13 8PL
                          UK
                          peterg@realworld.co.uk
------------------------- -------------------------- ------------------ -------------------- --------------------- ----------------
Charles Grimsdale         Little Court
                          Grib Lane
                          Blagdon                    3,038,635          Pound                Pound                 411,227
                          North Somerset                                Sterling179,325.72   Sterling179,325.72
                          BS40 7SA
                          UK
                          cg@od2.com
                          0117 9100 151
------------------------- -------------------------- ------------------ -------------------- --------------------- ----------------
Susan Kelly Moule         Little Court
                          Grib Lane
                          Blagdon                    90,000             Pound                Pound                 12,179
                          North Somerset                                Sterling5,311.37     Sterling5,311.37
                          BS40 7SA
                          UK
                          s.k.moule@bristol.ac.uk
                          0117 9100 151


                                  Schedule 1-1

(1) NAME                  (2) ADDRESS, FAX AND EMAIL   (3)  NUMBER OF    (4) ENTITLEMENT TO   (5) ENTITLEMENT TO    (6) ACCELERATED
                          DETAILS                      CONTINGENT VALUE  FIRST CASH PAYMENT   SECOND CASH PAYMENT   CONSIDERATION
                                                       RIGHTS HELD                                                  SHARES
------------------------------------------------------ -------------------------------------- --------------------- ---------------
Quester VCT 2 plc         29 Queen Anne's Gate
                          London
                          SW1H 9BU                     3,754,650         Pound                Pound                 508,127
                          UK                                             Sterling221,581.51   Sterling221,581.51
                          Jamie.Brooke@Quester.co.uk
------------------------------------------------------ -------------------------------------- --------------------- ---------------
Quester VCT 3 plc         29 Queen Anne's Gate
                          London
                          SW1H 9BU                     3,754,650         Pound                Pound                 508,127
                          UK7                                            Sterling221,581.51   Sterling221,581.51
                          Jamie.Brooke@Quester.co.uk
------------------------------------------------------ -------------------------------------- --------------------- ---------------
Quester VCT 4 plc         29 Queen Anne's Gate
                          London
                          SW1H 9BU                     1,407,644         Pound                Pound                 190,500
                          UK                                             Sterling83,072.42    Sterling83,072.42
                          Jamie.Brooke@Quester.co.uk

------------------------------------------------------ -------------------------------------- --------------------- ---------------
Quester Venture Partners  29 Queen Anne's Gate
                          London
                          SW1H 9BU                     1,481,745         Pound                Pound                 200,528
                          UK                                             Sterling87,445.51    Sterling87,445.51

                          Jamie.Brooke@Quester.co.uk



                                  Schedule 1-2

(1) NAME                      (2) ADDRESS, FAX AND     (3)  NUMBER OF     (4) ENTITLEMENT TO   (5) ENTITLEMENT TO    (6) ACCELERATED
                              EMAIL DETAILS            CONTINGENT VALUE   FIRST CASH PAYMENT   SECOND CASH PAYMENT   CONSIDERATION
                                                       RIGHTS HELD                                                   SHARES
----------------------------- ------------------------ ------------------ -------------------- --------------------- ---------------
Investment Enterprise         Daiwa Yaesu Buildings
Partnership 'NIF New Tech     1-2-1 Kyobashi
Fund 99A'                     Chou-ku                  275,000            Pound                Pound                 37,216
                              Tokyo 104-0031                              Sterling16,229.19    Sterling16,229.19
                              Japan

                              nomura@nif.co.jp
----------------------------- ------------------------ ------------------ -------------------- --------------------- ---------------
Investment Enterprise         Daiwa Yaesu Buildings
Partnership 'NIF New Tech     1-2-1 Kyobashi
Fund 99B'                     Chou-ku                  275,000            Pound                Pound                 37,216
                              Tokyo 104-0031                              Sterling16,229.19    Sterling16,229.19
                              Japan

                              nomura@nif.co.jp
----------------------------- ------------------------ ------------------ -------------------- --------------------- ---------------
Investment Enterprise         Daiwa Yaesu Buildings
Partnership 'NIF New Tech     1-2-1 Kyobashi
Fund 2000/01'                 Chou-ku                  650,000            Pound                Pound                 87,966
                              Tokyo 104-0031                              Sterling38,359.89    Sterling38,359.89
                              Japan

                              nomura@nif.co.jp
----------------------------- ------------------------ ------------------ -------------------- --------------------- ---------------


                                  Schedule 1-3

(1) NAME                      (2) ADDRESS, FAX AND      (3)  NUMBER OF    (4) ENTITLEMENT TO   (5) ENTITLEMENT TO    (6) ACCELERATED
                              EMAIL DETAILS             CONTINGENT VALUE  FIRST CASH PAYMENT   SECOND CASH PAYMENT   CONSIDERATION
                                                        RIGHTS HELD                                                  SHARES
----------------------------- ------------------------- ----------------- -------------------- --------------------- ---------------
Investment Enterprise         Daiwa Yaesu Buildings
Partnership  'NIF New Tech    1-2-1 Kyobashi
Fund 2000/02'                 Chou-ku                   1,050,787         Pound                Pound                 142,206
                              Tokyo 104-0031                              Sterling62,012.43    Sterling62,012.43
                              Japan
                              nomura@nif.co.jp
----------------------------- ------------------------- ----------------- -------------------- --------------------- ---------------
Investment Enterprise
Partnership "NIF 21-ONE(1)"   Daiwa Yaesu Buildings
                              1-2-1 Kyobashi            400,787           Pound                Pound                 54,239
                              Chou-ku                                     Sterling23,652.53    Sterling23,652.53
                              Tokyo 104-0031
                              Japan

                              nomura@nif.co.jp
----------------------------- ------------------------- ----------------- -------------------- --------------------- ---------------
NIF Ventures Co. Ltd          Daiwa Yaesu Buildings
                              1-2-1 Kyobashi
                              Chou-ku                   1,130,657         Pound                Pound                 153,015
                              Tokyo 104-0031                              Sterling66,725.97    Sterling66,725.97
                              Japan
                              nomura@nif.co.jp
----------------------------- ------------------------- ----------------- -------------------- --------------------- ---------------


                                  Schedule 1-4

(1) NAME                 (2) ADDRESS, FAX AND EMAIL   (3)  NUMBER OF     (4) ENTITLEMENT TO   (5) ENTITLEMENT TO    (6) ACCELERATED
                         DETAILS                      CONTINGENT VALUE   FIRST CASH PAYMENT   SECOND CASH PAYMENT   CONSIDERATION
                                                      RIGHTS HELD                                                   SHARES
------------------------ ---------------------------- ------------------ -------------------- --------------------- ---------------
Nick McKeown             864 Cedro Way                104,563            Pound                Pound                 14,150
                         Stanford                                        Sterling6,170.81     Sterling6,170.81
                         CA 94305
                         USA
                         nickm@stanford.edu
------------------------ ---------------------------- ------------------ -------------------- --------------------- ---------------
Brent Bilger             25901 Vinedo Lane
                         Los Altos Hills
                         CA 94022                     45,463             Pound                Pound                 6,152
                         USA                                             Sterling2,683.01     Sterling2,683.01
                         brent@turn-n-burn.com
------------------------ ---------------------------- ------------------ -------------------- --------------------- ---------------
Morgan Littlewood        615 Milverton Road
                         Los Altos
                         CA 94022                     45,463             Pound                Pound                 6,152
                         USA                                             Sterling2,683.01     Sterling2,683.01

                         littlewo@nemo-systems.com
------------------------ ---------------------------- ------------------ -------------------- --------------------- ---------------


                                  Schedule 1-5

(1) NAME               (2) ADDRESS, FAX AND            (3)  NUMBER OF     (4) ENTITLEMENT TO   (5) ENTITLEMENT TO    (6) ACCELERATED
                       EMAIL DETAILS                    CONTINGENT VALUE   FIRST CASH PAYMENT   SECOND CASH PAYMENT   CONSIDERATION
                                                        RIGHTS HELD                                                   SHARES
---------------------- -------------------------------- ------------------ -------------------- --------------------- --------------
Jeremy McKeown         Flat 12
                       The Grange
                       275-279 Kilburn High Road        9,088              Pound                Pound Sterling536.33  1,229
                       London                                              Sterling536.33
                       NW6 7JR
                       UK
                       jeremy.mckeown@investec.co.uk
---------------------- -------------------------------- ------------------ -------------------- --------------------- -------------
Mark Farmer            The Malt House
                       Turleigh
                       Bradford on Avon                 33,333             Pound                Pound                 4,511
                       Wiltshire                                           Sterling1,967.15     Sterling1,967.15
                       BA15 2HF
                       UK
                       mark.farmer@uk.uumail.com
---------------------- -------------------------------- ------------------ -------------------- --------------------- -------------
David Embleton         Temple Manor
                       Upton Scudmore
                       Warminster                       33,333             Pound                Pound                 4,511
                       Wiltshire                                           Sterling1,967.15     Sterling1,967.15
                       BA12 0AQ
                       UK
                       dembleton@dial.tipex.com
---------------------- -------------------------------- ------------------ -------------------- --------------------- -------------


                                  Schedule 1-6

(1) NAME                  (2) ADDRESS, FAX AND EMAIL    (3)  NUMBER OF     (4) ENTITLEMENT TO   (5) ENTITLEMENT TO   (6) ACCELERATED
                          DETAILS                       CONTINGENT VALUE   FIRST CASH PAYMENT   SECOND CASH PAYMENT  CONSIDERATION
                                                        RIGHTS HELD                                                  SHARES
------------------------- ----------------------------- ------------------ -------------------- -------------------- ---------------
Dori Dana Haeri           Flat 51
                          15 Portman Square
                          London                        33,333             Pound                Pound                4,511
                          W18 6LJ                                          Sterling1,967.15     Sterling1,967.15
                          UK
                          dori@bdh.co.uk
------------------------- ----------------------------- ------------------ -------------------- -------------------- ---------------
WEA International Inc     75 Rockefeller Plaza
                          New York 10019
                          New York                      940,275            Pound                Pound                127,250
                          USA                                              Sterling55,490.54    Sterling55,490.54
                          elliott.peters@wmg.com
------------------------- ----------------------------- ------------------ -------------------- -------------------- ---------------
Edel Music AG             Neumuhlen 17
                          22763 Hamburg
                          Germany                       137,925            Pound                Pound                18,665
                          martin_engel@edel.com                            Sterling8,139.67     Sterling8,139.67
------------------------- ----------------------------- ------------------ -------------------- -------------------- ---------------
RealWorld Records Ltd     Box Mill
                          Mill Lane
                          Box                           45,975             Pound                Pound                6,221
                          Wiltshire                                        Sterling2,713.22     Sterling2,713.22
                          SN13 8PL
                          UK
                          mike.large@realworld.co.uk
------------------------- ----------------------------- ------------------ -------------------- -------------------- ---------------



                                  Schedule 1-7

(1) NAME                     (2) ADDRESS, FAX AND          (3)  NUMBER OF    (4) ENTITLEMENT TO  (5) ENTITLEMENT TO  (6) ACCELERATED
                             EMAIL DETAILS                 CONTINGENT VALUE  FIRST CASH PAYMENT  SECOND CASH PAYMENT CONSIDERATION
                                                           RIGHTS HELD                                               SHARES
---------------------------- ----------------------------- ----------------- ------------------- ------------------- ---------------
BMG Entertainment            Bedford House
International UK & Ireland   69-79 Fulham High Street
Limited                      London                        346,988           Pound               Pound               46,958
                             SW6 3JU                                         Sterling20,477.57   Sterling20,477.57
                             UK
                             benjamin.brassington@bmg.com
---------------------------- ----------------------------- ----------------- ------------------- ------------------- ---------------
Universal Music              8 St James's Square
International Limited        London
                             SWY 4JU                       275,000           Pound               Pound               37,216
                             UK                                              Sterling16,229.19   Sterling16,229.19

                             philip.cox@umusic.com
---------------------------- ----------------------------- ----------------- ------------------- ------------------- ---------------
PlayLouder Limited           10-12 Rhoda Street
                             London
                             E2 7EF                        137,925           Pound               Pound               18,665
                             UK                                              Sterling8,139.67    Sterling8,139.67

                             paul.hitchman@playlouder.com
---------------------------- ----------------------------- ----------------- ------------------- ------------------- ---------------


                                  Schedule 1-8

(1) NAME                      (2) ADDRESS, FAX AND     (3)  NUMBER OF    (4) ENTITLEMENT TO   (5) ENTITLEMENT TO    (6) ACCELERATED
                              EMAIL DETAILS            CONTINGENT VALUE  FIRST CASH PAYMENT   SECOND CASH PAYMENT   CONSIDERATION
                                                       RIGHTS HELD                                                  SHARES
----------------------------- ------------------------ ----------------- -------------------- --------------------- ---------------
                              Lamb House
Association of Independent    Church St
Music Ltd                     Chiswick                 40,000            Pound                Pound                 5,413
                              London W4 2PD                              Sterling2,360.61     Sterling2,360.61

                              alison@musicindie.com
---------------------------- ------------------------ ------------------ -------------------- --------------------- ---------------
John Grinham                  4 Iddesleighs Road
                              Redland
                              Bristol                  530,454                  Pound         Pound                 71,787
                              BS6 6YJ                                     Sterling31,304.86   Sterling31,304.86
                              UK
                              jrg@od2.com
                              0117 9100 151
----------------------------- ------------------------ ----------------- -------------------- --------------------- ---------------
David Shephard                18 Noble Street
                              Sherston
                              Wiltshire                519,154           Pound                Pound                 70,258
                              SN16 0NA                                   Sterling30,637.99    Sterling30,637.99
                              UK
                              ds@od2.com
                              0117 9100 151
----------------------------- ------------------------ ----------------- -------------------- --------------------- ---------------


                                  Schedule 1-9

(1) NAME              (2) ADDRESS, FAX AND      (3)  NUMBER OF        (4) ENTITLEMENT TO   (5) ENTITLEMENT TO    (6) ACCELERATED
                      EMAIL DETAILS             CONTINGENT VALUE      FIRST CASH PAYMENT   SECOND CASH PAYMENT   CONSIDERATION
                                                RIGHTS HELD                                                      SHARES
--------------------- ------------------------- --------------------- -------------------- --------------------- ---------------

Edward Averdieck      41 Beauchamp Road
                      Clapham Junction
                      London                    475,655               28,070.89            Pound                 64,371
                      SW11 1PG                                                             Sterling28,070.89
                      UK
                      ea@od2.com
                      0117 9100 151
--------------------- ------------------------- --------------------- -------------------- --------------------- ------------------
Christopher Pike      Top Floor Flat
                      18 The Avenue
                      Sneyd Park                415,493               Pound                Pound                 56,229
                      Bristol                                         Sterling24,520.41    Sterling24,520.41
                      BS9 1PE
                      UK
                      tiff.pike@od2.co.uk
                      0117 9100 151
--------------------- ------------------------- --------------------- -------------------- --------------------- ------------------
Paul Summerfield      Hazelwood
                      Bettws Hill
                      Newport                   22,688                Pound                Pound                 3,070
                      NP20 7AD                                        Sterling1,338.94     Sterling1,338.94
                      UK
                      pgs@od2.com
                      0117 9100 151
--------------------- ------------------------- --------------------- -------------------- --------------------- ------------------


                                  Schedule 1-10

(1) NAME                  (2) ADDRESS, FAX AND        (3)  NUMBER OF      (4) ENTITLEMENT TO   (5) ENTITLEMENT TO    (6) ACCELERATED
                          EMAIL DETAILS               CONTINGENT VALUE    FIRST CASH PAYMENT   SECOND CASH PAYMENT   CONSIDERATION
                                                      RIGHTS HELD                                                    SHARES
------------------------- --------------------------- ------------------- -------------------- --------------------- ---------------
Steve Thornton            3 The Regents
                          Empress Court
                          Cotford St Luke             62,500              Pound                Pound                 8,458
                          Taunton                                         Sterling3,688.45     Sterling3,688.45
                          Somerset
                          TA4 1GG
                          UK
                          steven@aliquot.co.uk
------------------------- --------------------------- ------------------- -------------------- --------------------- ---------------
Charles Bocock            124a Coldharbour Road
                          Redland
                          Bristol                     9,175               Pound                Pound Sterling541.46  1,241
                          BS6 7SL                                         Sterling541.46
                          UK
                          chaz@choloconsultancy.com
------------------------- --------------------------- ------------------- -------------------- --------------------- ---------------
Ian Cox                   Flat C
                          57 Digby Crescent
                          Finsbury Park               4,163               Pound                Pound Sterling245.68  563
                          London                                          Sterling245.68
                          N4 2HS
                          UK
                          ian_cox2000@hotmail.com
----------------------------------------------------- =================== ==================== ===================== ===============
TOTALS                                                26,264,410          POUND                POUND                 3,554,419
                                                                          STERLING1,549,999.98 STERLING1,549,999.98
----------------------------------------------------- =================== ==================== ===================== ===============


                                  Schedule 1-11

             SCHEDULE 2: WARRANTIES OF THE FORMER OD2 SHAREHOLDERS

         Each Former OD2 Shareholder (each, a "WARRANTOR") hereby makes the following warranties, representations and undertakings to Loudeye:

1.       STATUS

         Each Warrantor is either:

         1.1 an 'accredited investor' as that term is used in Regulation D of the Securities Act of 1933 of the United States of America (the "Securities Act"); or

         1.2 not a 'U.S. Person' as that term is used in Regulation S of the Securities Act and is not acquiring the Loudeye Shares, Contingent Value Rights, Promissory Notes and Exchanged Options for the account of or on behalf of such a U.S. Person.

         Please see paragraphs 12 and 13 below for the definitions of an 'accredited investor' and a 'U.S. Person' respectively.

2.       HOLDING FOR OWN ACCOUNT

         Each Warrantor confirms that such Warrantor is acquiring the Accelerated Consideration Shares (collectively, the "SECURITIES") for such Warrantor's own account, for investment purposes only, and not with a view toward the resale or distribution thereof, except pursuant to effective registrations or qualifications relating thereto under the Securities Act and applicable U.S. state securities or "blue sky" laws or pursuant to an exemption therefrom.

3.       WARRANTOR'S BUSINESS EXPERIENCE

         Each Warrantor has such knowledge and experience in financial and business matters so that such Warrantor is capable of evaluating the relative merits and risks of an investment in Loudeye. Each Warrantor has adequate means of providing for its, his or her current economic needs and possible personal contingencies, has no need for liquidity in its, his or her investment in Loudeye and is able financially to bear the risks of such investment.

4.       OFFSHORE TRANSACTION

          4.1 Each Warrantor agrees that it will not offer or sell or otherwise transfer or assign the Securities (i) in the United States or to, or (ii) for the benefit or account of, a U.S. Person, until one year after the date of that the Securities are issued, in each case other than pursuant to registration under the Securities Act, Regulation S or another available exemption from the registration requirements of the Securities Act. Each Warrantor also agrees that, during the one year period following the date the Securities are issued, it will require any purchaser of Securities (other than Securities that are covered by and sold pursuant to an effective Registration Statement) to certify to Loudeye either that:

                  (A) it is not a U.S. Person and its is not acquiring the Securities for the account or benefit of a U.S. Person; or

                  (B) it is acquiring the Securities in a transaction not requiring registration under the Securities Act.

          4.2 Each Warrantor agrees that it will not engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.


                                  Schedule 2-1

5.       UNREGISTERED SECURITIES; REGISTRATION RIGHTS

         Each Warrantor understands that:

         5.1 the Securities will not have been registered under the Securities Act or the securities laws of any state or other jurisdiction in reliance upon exemptions from such registration requirements for non-public offerings; and

         5.2 the Securities may not be sold, pledged or otherwise transferred except pursuant to effective registration statements under the Securities Act and qualification under applicable state securities or blue sky laws or pursuant to an exemption therefrom.

6.       LEGENDS

         Each Warrantor understands that the Securities and any securities issued in respect of or in exchange for the Securities, will bear the following legend (or a legend with similar effect) and that all transfers of shares of such Securities must satisfy the provisions of such legend (which legends may be in electronic format, at the request of a Warrantor):

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, REGULATION S PROMULGATED UNDER THE ACT OR ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND, IN THE CASE OF A TRANSACTION NOT SUBJECT TO SUCH REGISTRATION REQUIREMENTS, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

7.       STOP TRANSFER INSTRUCTIONS

         Each Warrantor agrees that, in order to ensure compliance with the transfer restrictions described in Schedule 2 and Clause 6 of this Agreement, Loudeye will issue appropriate 'stop transfer' instructions to its transfer agent.

8.       No Requirement to Transfer

         Loudeye shall not be required:

         8.1 to transfer or have transferred on its books any Securities that have been sold or otherwise transferred in violation of any of the provisions of this Agreement; or

         8.2 to treat as owner of such Securities or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Securities shall have been so transferred in violation of any provision of this Agreement.

9.       NO PUBLIC SOLICITATION

         Each Warrantor represents that at no time was such Warrantor presented with or solicited by any general mailing, leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or general solicitation in connection with the transactions contemplated by this Agreement.


                                  Schedule 2-2

10.      PRINCIPAL RESIDENCE OR PRINCIPAL PLACE OF BUSINESS

         The address shown after each Warrantor's name in Schedule 1 to this Agreement is such Warrantor's principal residence if such Warrantor is an individual or such Warrantor's principal place of business if it is an entity.

11.      CONSULTATION WITH LEGAL ADVISOR

         Each Warrantor has carefully read this Agreement and, to the extent such Warrantor believes necessary, has discussed with such Warrantor's legal advisors the representations, warranties and agreements that such Warrantor makes herein and the applicable limitations upon such Warrantor's resale of the Securities.

12.      DEFINITIONS OF ACCREDITED INVESTOR

         An "accredited investor" means:

         12.1 any natural person (i) whose individual net worth, or joint net worth with such person's spouse, will at the time of receipt of the Accelerated Consideration Shares exceed $1,000,000, or (ii) who had an individual income in excess of $200,000 in each of the two most recent years or joint income with such person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         12.2 a corporation, partnership, limited liability company or other legal entity with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Accelerated Consideration Shares; or

         12.3 an entity all of the equity owners of which are as specified in clause 12.1 or 12.2 or above.

13.      DEFINITION OF U.S. PERSON

         A "U.S. person" means:

         13.1     any natural person resident in the United States;

         13.2 any partnership or corporation organized or incorporated under the laws of the United States;

         13.3     any estate of which any executor or administrator is a U.S.
                  person;

         13.4     any trust of which any trustee is a U.S. person;

         13.5 any agency or branch of a foreign entity located in the United States;

         13.6 any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

         13.7 any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

         13.8     any partnership or corporation if:

                  (A) organised or incorporated under the laws of any foreign jurisdiction; and

                  (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Section 230.501(a)) who are not natural persons, estates or trusts.


                                  Schedule 2-3

         The following are not "U.S. persons":

         13.9 any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

         13.10 any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

                  (A) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

                  (B)      The estate is governed by foreign law;

         13.11 any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

         13.12 any employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

         13.13 any agency or branch of a U.S. person located outside the United States if:

                  (A) the agency or branch operates for valid business reasons; and

                  (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

         13.14 The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.


                                  Schedule 2-4

Executed as a Deed by            )
LOUDEYE CORP                     )
Acting by:                       )

                                          /s/ Michael A. Brochu
                                          Authorised signatory



SIGNED AS A DEED by Peter Gabriel                         /s/ Peter Gabriel

in the presence of:



/s/ Leanne Penfold
..............................................
Name:
Address:

Occupation:



SIGNED AS A DEED by Charles Grimsdale                     /s/ Charles Grimsdale

in the presence of:




..............................................
Name:
Address:

Occupation:



SIGNED AS A DEED by Susan Kelly Moule
in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by
QUESTER CAPITAL MANAGEMENT LIMITED
in its capacity as manager of
QUESTER VENTURE PARTNERSHIP LLP
acting by


                                                            /s/ Andrew Holmes
                , a director and                            ....................


                                                            /s/ M.G. Williams
                , a director                                ....................

SIGNED AS A DEED by

Quester VCT2 plc acting by


                                                          /s/ Peter Roberts
                , a director and                          ....................


                                                          /s/ Richard Drover
                , secretary                               ....................

SIGNED AS A DEED by

Quester VCT3 plc acting by


                                                          /s/ M.J. Brooke
                , a director and                          ....................


                                                          /s/ Richard Drover
                , secretary                               ....................

SIGNED AS A DEED by

Quester VCT4 plc acting by


                                                          /s/ Andrew Holmes
                , a director and                          ....................


                                                          /s/ M.G. Williams
                , secretary                               ....................

SIGNED AS A DEED by

Investment Enterprise Partnership 'NIF New
Technology Fund 99A' acting by

in the presence of:



/s/ Shuichi Taniguichi                                    /s/ Shinichiro Hakuta
..............................................             ......................
Name:                                                     Authorised signatory
Address:

Occupation:

SIGNED AS A DEED by

Investment Enterprise Partnership 'NIF New                /s/ Shinichiro Hakuta
Technology Fund 99B' acting by                            ......................
                                                          Authorised signatory

in the presence of:



/s/ Shuichi Taniguichi
..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by

Investment Enterprise Partnership 'NIF New               /s/ Shinichiro Hakuta
Technology Fund 2000/01' acting by                       ......................
                                                         Authorised signatory

in the presence of:



/s/ Shuichi Taniguichi
..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by

Investment Enterprise Partnership 'NIF New               /s/ Shinichiro Hakuta
Technology Fund 2000/02' acting by                       ......................
                                                         Authorised signatory

in the presence of:



/s/ Shuichi Taniguichi
..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by
                                                         /s/ Shinichiro Hakuta
NIF Ventures Co. Limited acting by                       ......................
                                                         Authorised signatory
in the presence of:



/s/ Shuichi Taniguichi
..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by

Investment Enterprise Partnership 'NIF New               /s/ Shinichiro Hakuta
Technology Fund NIF 21-One(1)' acting by                 ......................
                                                         Authorised signatory

in the presence of:



/s/ Shuichi Taniguichi
..............................................
Name:
Address:

Occupation

SIGNED AS A DEED by Nick McKeown                           .....................

in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Brent Bilger                           .....................

in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Morgan Littlewood                      /s/ Morgan Littlewood
                                                           .....................

in the presence of:



/s/ Linda Nicol
..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Jeremy McKeown                         .....................

in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Mark Farmer                             ....................

in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by David Embleton                          ....................

in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Dori Dana Haeri                         ....................

in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by WEA International Inc
acting by
                                                            ....................
                                                            Authorised signatory
in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Edel Music AG
acting by
                                                            ....................
                                                            Authorised signatory
in the presence of:

..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by RealWorld Records Ltd


                                                            /s/ Michael Large
acting by                                                   ....................
                , a director and


                                                            /s/ Karen Gumm
                                                            ....................
                , secretary

SIGNED AS A DEED by BMG Entertainment
International UK & Ireland Limited
acting by                                                   ....................



                , a director and
                                                            ....................
                , a director/secretary

SIGNED AS A DEED by PlayLouder Limited


                                                            ....................

acting by
                                                            ....................
                , a director and

                , a director/secretary

SIGNED AS A DEED by the Association of Independent
Music Limited



                                                            ....................

acting by


                                                            ....................
                , a director and

                , a director/secretary

SIGNED AS A DEED by John Grinham                              /s/ John Grinham

in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by David Shephard                           /s/ David Shephard

in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Edward Averdieck                       /s/ Edward Averdieck

in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Christopher Pike                       /s/ Christopher Pike

in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Paul Summerfield                        ....................

in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Steve Thornton                          ....................

in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Charles Bocock                          ....................

in the presence of:




..............................................
Name:
Address:

Occupation:

SIGNED AS A DEED by Ian Cox                                 ....................

in the presence of:




..............................................
Name:
Address:

Occupation: